UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2008

EMPIRE RESORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12522	13-3714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 N. Green Valley Parkway, Suite 200, Henderson, NV		89074
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 990-3355

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 26, 2008, Empire Resorts, Inc. (the “Company”) entered into an amendment (the “Amendment”) to that certain Stock Purchase Agreement with LRC Acquisition LLC (“LRC”) dated as of March 31, 2008 and amended on April 28, 2008.  The Amendment, dated as of June 26, 2008, provides, among other things, (i) that LRC will purchase 811,030 shares of the Company’s common stock, par value $.01 per share, on June 30, 2008; (ii) that LRC will purchase an additional 811,030 shares of the Company’s common stock, par value $.01 per share, on July 31, 2008; and (iii) that LRC will purchase an additional 955,880 shares of the Company’s common stock, par value $.01 per share, on August 29, 2008 or at such other time and place as the Purchasers and the Company may mutually agree.

The foregoing summary of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the actual text of such amendment, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2008, the Board of Directors of the Company appointed Bruce M. Berg as a Class III director, effective immediately, to serve until the 2009 annual meeting of stockholders.

Mr. Berg is a member of Cappelli Resorts, LLC.  Cappelli Resorts, LLC is the managing member of Catskill Resort Group LLC, which is the sole member of Convention Hotels LLC, which is the general partner of Concord Associates, L.P. (“Concord”).  On February 8, 2008, the Company entered into an Agreement to Form Limited Liability Company and Contribution Agreement with Concord (the “Contribution Agreement”), pursuant to which the Company and Concord will form a limited liability company and enter into an Operating Agreement in connection therewith.  Pursuant to the Contribution Agreement, the Company, together with its subsidiaries, will contribute its gaming and racing licenses and operations at Monticello Gaming and Raceway and Concord will contribute 160 acres of land located in Kiamesha Lake, New York (the “Concord Property”).  Together, the Company and Concord will develop a hotel, convention center, gaming facility and harness horseracing track on the Concord Property.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits

	Exhibit No.	Exhibits

	99.1	Amendment No. 2 to Stock Purchase Agreement, dated as of March 31, 2008, by and between Empire Resorts, Inc. and LRC Acquisition LLC, dated as of June 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE RESORTS, INC.

Dated: July 2, 2008	By:	/s/ Ronald J. Radcliffe
Name: Ronald J. Radcliffe
Title: Chief Financial Officer